Other Long-Term Assets - Schedule of Other Long-Term Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Disclosure Of Other Non current Assets [Abstract]
Intangible assets	$ 2,270	$ 2,652
Debt issue costs—Revolving Facility	5,757	5,620
Other	3,691	6,939
Total other long-term assets	$ 11,718	$ 15,211